UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21049

PRIVATE ASSET MANAGEMENT FUND

(Exact Name of Registrant as Specified in Charter)

11995 El Camino Real, Suite 303 San Diego, California (Address of Principal Executive Offices)	92130 (Zip Code)

Michael D. Berlin

Private Asset Management Funds

11995 El Camino Real, Suite 303

San Diego, California 92130

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (858) 792-3800

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PRIVATE ASSET

MANAGEMENT FUND

SEMI-ANNUAL REPORT

June 30, 2004

Private Asset Management Fund

Semi-Annual Report

June 30, 2004

Dear Shareholder:

Although the various stock market indices have been relatively flat for 2004, we see continued signs of a strengthening economy.  These include better balance sheets, increased demand, plenty of external finance, and improved free cash flow among many of our industry leaders. An increase in job growth helped consumer confidence in the U.S. economy rise to its highest level in two years.   The combination of increased productivity while keeping a very tight control on expenses has led to some very favorable results over the past two quarters.

Due to these market conditions, we continued to move money from low interest money market investments into the equity market and have outperformed the various indices for the past six months and since the inception of the Fund.

Total Returns

12/31/03 - 06/30/04(1)

Inception to 06/30/04(2)

Private Asset Management Fund

                       3.97%

            9.94%

Standard and Poor’s 500

                                   3.44%

            4.83%

As of June 30, 2004, the Fund was invested 96.02% in equities and 3.98% in cash equivalents and other assets less liabilities.  The fund has an average dividend yield of 1.54% and a beta of 0.77.  The Fund continues to maintain balanced positions in many sectors of the market and we continue to believe that the companies paying dividends will show greater stability and price appreciation in the future.

Although the markets have been trading in a narrow range over the last six months, we believe the underlying fundamentals of the economy and globally exposed large capitalization companies have significantly improved.  We will continue to focus in the health care industry as the aging population of baby boomers increases and new drugs come to market.  We expect interest rates to rise systematically and cautiously, allowing productivity to increase while inflation rises at a measured pace.  We continue to remain optimistic for the second half of 2004 as the economy continues to show signs of improvement and corporate earnings gain strength.

Our responsibility is to you, our shareholder, and we will not lose sight of that fact.

Sincerely,

           Stephen J. Cohen                        Eric Blase                        Jonathan Elsberry

(1)Not Annualized.

(2)The inception date of the Private Asset Management Fund was May 6, 2002.  Annualized.

2004 Semi-Annual Report  1

PRIVATE ASSET MANAGEMENT FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIOD ENDED JUNE 30, 2004

6/30/04 NAV $24.36

Since

 1 Year(A)

          Inception(A)

Private Asset Management Fund

             19.86%

                        9.94%

S&P 500(B)

 19.05%

            4.83%

The Value of a $10,000 Investment In Private Asset Management Fund

From May 6, 2002 to June 30, 2004

As Compared To The Standard & Poor’s 500 Index

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Private Asset Management Fund was May 6, 2002.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2004 Semi-Annual Report  2

Private Asset Management Fund

		Schedule of Investments
		June 30, 2004 (Unaudited)
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Accident & Health Insurance
2,650	AFLAC, Inc.	$ 108,147	1.24%

Aircraft Engines & Engine Parts
3,650	Honeywell, Inc.	133,700
1,850	United Technologies	169,238
		302,938	3.46%

Beverages
1,800	Diageo PLC	98,550	1.13%

Biological Products
2,400	Amgen, Inc. *	130,968
2,565	Biogen IDEC *	162,236
		293,204	3.35%

Books: Publishing
900	McGraw-Hill	68,913	0.79%

Commercial Banks, NEC
4,350	Citigroup	202,275	2.31%

Computer Communications Equipment
7,300	Cisco Systems, Inc. *	173,010	1.98%

Computer Storage Devices
4,000	Sandisk Corp. *	86,760	0.99%

Electromediacl & Electrotherapy
2,100	Medtronic Corp.	102,312	1.17%

Electronic & Other Electrical
7,200	General Electric Co.	233,280	2.67%

Electronic Computers
5,450	Dell Computer Corp. *	195,219
1,850	International Business Machines, Inc.	163,078
		358,297	4.09%

Electronic Connectors
5,200	TYCO Laboratories, Inc.	172,328	1.97%

Fire Marine & Casualty Insurance
3,450	Allstate Corp.	160,597	1.83%

Food & Kindred Products
4,000	Kraft Corp.	126,720
1,500	Unilever NV	102,765
		229,485	2.62%

Heating Equipment
1,300	Fortune Brands	98,059	1.12%

Miscellaneous Manufacturing
3,650	International Game Technology	140,890	1.61%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2004 Semi-Annual Report  3

Private Asset Management Fund

		Schedule of Investments
		June 30, 2004 (Unaudited)
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Motors & Generators
2,550	Emerson Electric, Co.	162,052	1.85%

National Commercial Banks
2,387	Bank of America Corp.	201,988
2,000	Bank One Corp.	102,000
4,000	Morgan (J.P.) & Co. , Inc.	155,080
2,600	PNC Bank Corp.	138,008
2,500	State Street	122,600
3,850	Wachovia Corp.	171,325
		891,001	10.19%

Orthopedic, Prosthetic & Surgical
2,125	Biomet, Inc.	94,435	1.08%

Paper Mills
2,300	Kimberly Clark Corp.	151,524	1.73%

Perfumes, Cosmetics & Other Toilet Preparations
2,000	Colgate-Palmolive Co.	116,900	1.34%

Petroleum Refining
3,800	British Petroleum	203,566
2,000	ChevronTexaco Corp.	188,220
1,900	Conoco Phillips	144,951
4,800	Exxon Mobil	213,168
		749,905	8.57%

Pharmaceutical Preparations
2,850	Abbott Laboratories	116,166
6,100	Bristol Myers Squibb Co.	149,450
3,500	Merck & Co. , Inc.	166,250
6,750	Pfizer, Inc.	231,390
		663,256	7.58%

Plastic Materials, Synthetic Resins
2,350	PPG Industries, Inc.	146,851	1.68%

Plastic Materials, Synthetic Resins
5,500	Newell Rubbermaid, Inc.	129,250	1.48%

Primary Production of Aluminum
3,500	Aluminum Co. of America	115,605	1.32%

Pumps & Pumping Equipment
1,650	ITT Industries	136,950	1.56%

Radio & TV Broacasting
2,800	L-3 Communications Holdings *	187,040	2.14%

Retail-Family Clothing Stores
4,600	Ross Stores	123,096	1.41%

Retail-Lumber & Other Building
2,650	Home Depot, Inc.	93,280	1.07%

*Non-Income Producing Securities

The accompanying notes are an integral part of the

financial statements.

2004 Semi-Annual Report  4

Private Asset Management Fund

		Schedule of Investments
		June 30, 2004 (Unaudited)
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Retail-Variety Stores
2,950	Costco Wholesale Corp. *	121,481	1.39%

Security & Commodity Brokers
2,900	Nasdaq 100	109,446	1.25%

Semiconductors & Related Devices
6,600	Intel Corp.	182,160	2.08%

Services-Consumer Credit Report
4,000	Equifax , Inc.	99,000	1.13%

Services-Prepackaged Software
6,600	Check Point Software *	178,134
7,450	Microsoft Corp.	212,772
8,250	Oracle Corp. *	98,423
		489,329	5.58%

Ship & Boat Building & Repairing
1,350	General Dynamics	134,055	1.53%

Special Industry Machinery, NE
6,000	Applied Materials, Inc. *	117,720	1.34%

Surgical & Medical Instruments
3,500	Baxter Labs	120,785
2,550	Boston Scientific Corp. *	109,140
		229,925	2.63%
Transportation Services
1,500	Interactive Corp. *	45,210	0.52%

Wholesale-Groceries & Related Products
2,000	Sysco Corp.	71,740	0.82%

Wholesale-Medical & Dental
3,800	Johnson & Johnson	211,660	2.42%

Total for Common Stock (Cost $7,041,285)		$ 8,401,916	96.02%

Cash and Equivalents
339,475	First American Treasury Obligation Fund Cl S .41% **	339,475	3.88%
	(Cost - $ 339,475)

	Total Investments	8,741,391	99.90%
	(Cost - $ 7,380,760)

	Other Assets less Liabilities	8,688	0.10%

	Net Assets	$ 8,750,079	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown represents the rate at June 30, 2004.

The accompanying notes are an integral part of the

financial statements.

2004 Semi-Annual Report  5

Private Asset Management Fund

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$ 8,741,391
(Cost - $ 7,380,760)
Cash	11,000
Dividends Receivable	9,279
Interest Receivable	83
Total Assets	8,761,753
Liabilities:
Payable to Adviser	11,674
Total Liabilities	11,674
Net Assets	$ 8,750,079
Net Assets Consist of:
Capital Paid In	7,250,687
Accumulated Undistributed Net Investment Income	13,365
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	125,396
Unrealized Appreciation in Value
of Investments Based on Cost - Net	1,360,631
Net Assets, for 359,173 Shares Outstanding	$ 8,750,079
(unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($8,750,079/359,173 shares)	$ 24.36

Statement of Operations
For the six months ended June 30, 2004 (Unaudited)

Investment Income:
Dividends	$ 71,861
Interest	569
Total Investment Income	72,430
Expenses: (Note 2)
Investment Adviser Fees	61,898
Trustees Fees	1,500
Total Expenses	63,398
Reimbursed Expenses	(1,500)
Net Expenses	61,898

Net Investment Income	10,532

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	132,650
Change in Unrealized Appreciation (Depreciation) on Investments	171,213
Net Realized and Unrealized Gain (Loss) on Investments	303,863

Net Increase (Decrease) in Net Assets from Operations	$ 314,395

The accompanying notes are an integral part of the

financial statements.

2004 Semi-Annual Report  6

Private Asset Management Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2004		1/1/2003
	to		to
	6/30/2004		12/31/2003
From Operations:
Net Investment Income	$ 10,532		$ 31,180
Net Realized Gain (Loss) on Investments	132,650		165,198
Net Change In Unrealized Appreciation (Depreciation)	171,213		1,297,064
Increase (Decrease) in Net Assets from Operations	314,395		1,493,442
From Distributions to Shareholders:
Net Investment Income	0		(28,953)
Net Realized Gain from Security Transactions	0		0
Change in Net Assets from Distributions	0		(28,953)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,290,521		3,450,357
Shares Issued on Reinvestment of Dividends	0		28,953
Cost of Shares Redeemed	(451,288)		(987,709)
Net Increase from Shareholder Activity	839,233		2,491,601

Net Increase (Decrease) in Net Assets	1,153,628		3,956,090

Net Assets at Beginning of Period	7,596,451		3,640,361
Net Assets at End of Period (including accumulated undistributed net investment	$ 8,750,079		$ 7,596,451
income of $13,365 and $2,227, respectively)
Share Transactions:
Issued	53,793		171,290
Reinvested	0		1,246
Redeemed	(18,792)		(48,247)
Net increase (decrease) in shares	35,001		124,289
Shares outstanding beginning of period	324,172		199,883
Shares outstanding end of period	359,173		324,172

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2004		1/1/2003	5/6/2002*
	to		to	to
	6/30/2004		12/31/2003	12/31/2002
Net Asset Value -
Beginning of Period	$ 23.43		$ 18.21	$ 20.00
Net Investment Income	0.03		0.12	0.07
Net Gains or Losses on Securities
(realized and unrealized)	0.90		5.19	(1.80)
Total from Investment Operations	0.93		5.31	(1.73)

Distributions (From Net Investment Income)	0.00		(0.09)	(0.06)
Distributions (From Capital Gains)	0.00		0.00	0.00
Total Distributions	0.00		(0.09)	(0.06)

Net Asset Value -
End of Period	$ 24.36		$ 23.43	$ 18.21
Total Return +	3.97%	**	29.16%	(8.67)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,750		7,596	3,640

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.54%	***	1.55%	1.60%	***
Ratio of Net Income to Average Net Assets	0.22%	***	0.51%	0.45%	***
After Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	***	1.50%	1.50%	***
Ratio of Net Income to Average Net Assets	0.26%	***	0.57%	0.56%	***

Portfolio Turnover Rate	26.82%	***	23.73%	32.37%	***

* Commencement of operations.
** Not annualized.
*** Annualized.
+ Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions

The accompanying notes are an integral part of the

financial statements.

2004 Semi-Annual Report  7

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

PRIVATE ASSET MANAGEMENT FUND

June 30, 2004

1.)

SIGNIFICANT ACCOUNTING POLICIES

Private Asset Management Fund (the "Fund") was organized as a non-diversified series of the Private Asset Management Funds (the "Trust") on May 6, 2002. The Trust is an open-end investment company organized in Ohio as a business trust on March 7, 2002 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's investment objective is to seek long-term growth of capital.  The Fund’s adviser is Private Asset Management, Inc.  Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the price provided by the pricing service last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees or the Trust (the “Board of Trustees”).

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION:

The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

2004 Semi-Annual Report  8

Notes to the Financial Statements – continued

INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations are recorded on ex-dividend date.

2.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with the Adviser, Private Asset Management, Inc. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. The Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.50% for investment adviser services.  As a result of the above calculation, for the six month period ended June 30, 2004, the Adviser earned management fees totaling $61,898 of which $11,674 was due to the Adviser at the end of the period.

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, and extraordinary expenses.  The Adviser has contractually agreed to reimburse the Fund's trustee fees and expenses through April 30, 2005, but only to the extent necessary to maintain the Fund’s total annual operating expenses at 1.50% of its daily net assets.

3.) ADMINISTRATION AGREEMENT

The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc.  The fees for these services are 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $700 million subject to a minimum monthly fee of $2,000.  Premier Fund Solutions, Inc. fees are paid by the Adviser.

4.)

RELATED PARTY TRANSACTIONS

Certain officers and directors of Private Asset Management, Inc. and Premier Fund Solutions, Inc. are also officers and/or trustees of the Fund.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at June 30, 2004 was $7,250,687 representing 359,173 shares outstanding.

6.)

INVESTMENTS

For the six month period ended June 30, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,187,690 and $1,050,621 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  For Federal income tax purposes, the cost of investments owned at June 30, 2004 was $7,380,760.   At June 30, 2004, the composition

2004 Semi-Annual Report  9

Notes to the Financial Statements – continued

of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                           (Depreciation)               Net Appreciation (Depreciation)

 $1,452,364                                ($91,733)                                  $1,360,631

7.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2004, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 98.07% of the Fund and therefor may be deemed to control the Fund.

8.) LOSS CARRYFORWARDS

At June 30, 2004  the Fund had available for federal income tax purposes an unused capital loss carryforward of $7,254 which will expire in 2010.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that these carryforwards are used to offset future capital gains it is possible that the amount, which is offset, will not be distributed to shareholders.

9.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2004 and the fiscal year ended December 31, 2003 was as follows.

                                                                                         2004                        2003

Ordinary Income                                              $         -0-                $   28,953

Short-term Capital Gain                                              -0-                            -0-

Long-term Capital Gain                                               -0-                            -0-

                                                                     $          -0-               $    28,953

10.) CHANGE IN ACCOUNTANTS

On January 23, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Fund of its intention to resign as the Fund’s independent auditors upon selection of replacement auditors.

On February 10, 2004 the Fund’s Audit Committee and the Board of Trustees selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Fund’s auditors for the fiscal year ending December 31, 2004.

On March 12, 2004, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy’s report on the Fund’s financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods.

Neither the Fund nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specific transaction, either completed or proposed, or the type of  audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

2004 Semi-Annual Report  10

Board of Trustees

Stephen J. Cohen

Michael D. Berlin

Howard I. Cohen

Jeffrey R. Provence

Eric I. Weitzen

Investment Adviser

Private Asset Management, Inc.

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

Custodian

U.S. Bank, NA

Fund Administrator

Premier Fund Solutions Inc.

Legal Counsel

Thompson Hine LLP

Independent Auditors

Cohen McCurdy, Ltd.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the 12-month period ended June 30, 2004 are available without charge: (1) upon request by calling the Fund at (800) 663-4851; (2) from the Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

This report is provided for the general information of the shareholders of the Private Asset Management Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable- schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10.  Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a) (1)  Any code of ethics or amendment thereto. Not applicable.

(a) (2)  Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Solicitations by closed-end funds to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1). Not applicable.

(b) Certificate pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Private Asset Management Funds

By: /s/ Stephen J. Cohen

      Stephen J. Cohen

      President

Date:  9/3/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Stephen J. Cohen

      Stephen J. Cohen

      President

Date:  9/3/04

By: /s/ Michael D. Berlin

      Michael D. Berlin

      Chief Financial Officer

Date:  9/3/04